Dreyfus Premier
Japan Fund


SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Japan Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Japan Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

The past six months have been troublesome for the stock market, including international stocks. The MSCI EAFE Index fell 8.11% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks generally declined less severely.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced total returns of -10.85% for Class A shares, -11.09% for Class B shares, -11.09% for Class C shares, -10.67% for Class R shares, and -10.87% for Class T shares.(1) This compares with a total return of -12.11% produced by the fund's benchmark, the MSCI Japan Index, for the same period.(2)

We attribute the fund's performance primarily to challenging global and local economic conditions, which hurt the Japanese equity markets. Declines in local currency relative to the U.S. dollar also caused returns to suffer. However, we are pleased that the fund outperformed the Index as well as many of its peers during the period. The fund benefited from our theme-based investment approach, which led us to focus our assets in several industry groups that performed better than most.

What is the fund's investment approach?

The fund invests primarily in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of purchase.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within selected markets and industries, we seek attractively priced companies that appear to have substantial competitive advantages over their peers. We use fundamental analysis in making individual pur-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

chasing decisions, and we generally hold a security until the company's prospects decline, its stock becomes fully valued by the market, or the theme underlying our investment changes. Since many of the fund's securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

What other factors influenced the fund's performance?

At the beginning of the period, slowing growth in the U.S. economy hurt Japanese exporters, particularly in the technology area. That's because the United States is the world' s largest market for technology products. By avoiding the most highly valued technology stocks and by holding a smaller percentage of technology stocks than our benchmark, we limited the fund's losses during the technology slump that occurred at the end of 2000. Instead, we focused on companies in the traditionally defensive pharmaceuticals and food industry groups, both of which gained value, counter to the overall market's downward trend.

Then, at the beginning of 2001 when those defensive stocks appeared fully valued to us, we shifted some of the fund's assets into attractively valued cyclical areas of the economy, such as heavy industry and retail. We found investment opportunities in heavy engineering companies, such as Mitsubishi Heavy Industries, that were poised to benefit from the rising U.S. demand for power generation facilities. We also targeted high quality companies, such as retailer ITO-YOKADO, that were insulated from the U.S. economic slowdown because they focused on the domestic Japanese market. Although stock prices for domestically oriented Japanese companies faltered in February, they recovered later in the period.

By March 2001, we began to find what we believed to be increasingly attractive opportunities among beaten-down technology stocks. These included semiconductor companies, such as NEC and FUJITSU, and several telecommunications companies. We are pleased to report that many of the fund's technology holdings enjoyed strong advances in March and April 2001.


What is the fund's current strategy?

As of April 30, 2001, the Japanese economy remains weak. Domestic consumption is flat, and slowing global growth is creating challenges for Japanese exporters. Nevertheless, we believe a number of encouraging developments are taking place. First, Japanese companies continue to make progress, albeit slowly, in restructuring their operations to make them more competitive. Second, weakened domestic industries appear ripe for consolidation, opening opportunities for the strongest, highest quality companies to seize market share. Third, The Bank of Japan has adopted a 0% interest-rate policy to stimulate growth and combat deflation. Finally, Prime Minister Junichiro Koizumi has recently taken office promising vigorous economic reforms.

In light of these conditions, we remain wary of the near-term economic environment, but hopeful of long-term improvement. We continue to look for investment opportunities among companies positioned to benefit from the themes of restructuring and consolidation, particularly in the domestic Japanese market.

May 14, 2001

(1) `TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

COMMON STOCKS--97.6%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO RELATED--1.1%

NISSAN MOTOR                                                                                      3,000                   20,543

CHEMICALS--4.2%

CHIYODA                                                                                          11,000  (a)              26,946

KANEKA                                                                                            3,000                   25,321

Toyo Engineering                                                                                 10,000  (a)              27,650

                                                                                                                          79,917

CONSUMER DURABLES--8.5%

Lion                                                                                              7,000                   26,712

Makita                                                                                            5,000                   32,056

Mitsubishi                                                                                        5,000                   37,594

SONY                                                                                                600                   44,822

TOKYO STYLE                                                                                       2,000                   21,182

                                                                                                                         162,366

CONSUMER STAPLES--5.9%

ADERANS                                                                                             800                   28,976

KATOKICHI                                                                                         1,400                   35,314

SEVEN-ELEVAN JAPAN                                                                                1,000                   48,589

                                                                                                                         112,879

FINANCIAL--15.7%

ACOM                                                                                                700                   55,914

Aioi Insurance                                                                                   12,000                   41,717

Credit Saison                                                                                     1,800                   38,055

Daiwa Securities Group                                                                            2,000                   22,637

Hachijuni Bank                                                                                    6,000                   33,228

Mitsubishi Tokyo Financial Group                                                                      3                   30,560

Promise                                                                                             600                   48,994

UJF Holdings                                                                                          4                   28,749

                                                                                                                         299,854

HEALTH CARE--4.6%

OLYMPUS OPTICAL                                                                                   3,000                   45,598

TERUMO                                                                                            2,100                   42,105

                                                                                                                          87,703



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MACHINERY--7.9%

KOMORI                                                                                            2,000                   29,105

MINEBEA                                                                                           3,000                   23,526

Mitsubishi Heavy Industries                                                                      15,000                   61,241

SUMITOMO                                                                                          5,000                   36,866

                                                                                                                         150,738

MEDIA--.1%

Aoi Advertising Promotion                                                                           300                    2,222

PHARMACEUTICAL--3.3%

DAIICHI PHARMACEUTICAL                                                                            1,000                   21,748

KISSEI PHARMACEUTICAL                                                                             2,000                   40,181

                                                                                                                          61,929

REAL ESTATE--4.5%

Mitsubishi Estate                                                                                 5,000                   50,489

Tokyo Tatemono                                                                                   16,000                   35,573

                                                                                                                          86,062

RETAIL--5.4%

ITO-YOKADO                                                                                        1,000                   55,704

UNY                                                                                               5,000                   47,902

                                                                                                                         103,606

TECHNOLOGY--14.6%

CANON                                                                                             2,000                   78,422

FUJITSU                                                                                           2,000                   27,488

NEC                                                                                               2,000                   36,463

ROHM COMPANY                                                                                        100                   17,625

SHINKO ELECTRIC INDUSTRIES                                                                        1,500                   34,198

TDK                                                                                                 500                   29,024

TOSHIBA                                                                                           4,000                   26,227

Tokyo Electron                                                                                      400                   29,105

                                                                                                                         278,552

TELECOMMUNICATIONS--9.9%

JAPAN TELECOM                                                                                         3                   49,964

NIPPON TELEGRAPH AND TELEPHONE                                                                        9                   57,119

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

NTT DoCoMo                                                                                            4                   82,141

                                                                                                                         189,224

UTILITIES--11.9%

AIFUL                                                                                               400                   37,158

BELLSYSTEM24                                                                                        150                   58,149

C TWO-NETWORK                                                                                       500                   34,603

Chubu Electric Power Company                                                                      2,000                   36,220

Kyushu Electric Power                                                                             2,100                   30,900

RYOHIN KEIKAKU                                                                                    1,100                   29,703

                                                                                                                         226,733
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,872,768)                                                               97.6%                1,862,328

CASH AND RECEIVABLES (NET)                                                                         2.4%                   45,661

NET ASSETS                                                                                       100.0%                1,907,989

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,872,768    1,862,328

Cash                                                                      3,826

Cash denominated in foreign currencies                      83,518       83,434

Receivable for investment securities sold                                10,494

Net unrealized appreciation on forward
   currency exchange contracts--Note 4(a)                                 9,143

Dividends receivable                                                      6,590

Prepaid expenses                                                          4,068

                                                                      1,979,883
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,338

Payable for investment securities purchased                              44,461

Accrued expenses and other liabilities                                   26,095

                                                                         71,894
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,907,989
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,168,220

Accumulated investment (loss)                                          (16,158)

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                      (242,692)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)          (1,381)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       1,907,989

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R             Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          454,251              361,408              352,036              388,724             351,570

Shares Outstanding                       42,090               33,840               32,962               35,888              32,682
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.79                10.68                10.68                10.83               10.76

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,242 foreign taxes withheld at source)          7,040

Interest                                                                   744

TOTAL INCOME                                                             7,784

EXPENSES:

Investment advisory fee--Note 3(a)                                       9,476

Registration fees                                                       13,520

Auditing fees                                                           10,988

Prospectus and shareholders' reports                                     7,472

Custodian fees                                                           4,184

Distribution fees--Note 3(b)                                             3,105

Shareholder servicing costs--Note 3(c)                                   2,182

Directors' fees and expenses--Note 3(d)                                    542

Legal fees                                                                 176

Miscellaneous                                                            2,431

TOTAL EXPENSES                                                          54,076

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (30,134)

NET EXPENSES                                                            23,942

INVESTMENT (LOSS)                                                     (16,158)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (266,724)

Net realized gain (loss) on forward currency exchange contracts            635

NET REALIZED GAIN (LOSS)                                              (266,089)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                     51,148

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (214,941)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (231,099)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001            Year Ended
                                              (Unaudited)    October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (16,158)              (34,330)

Net realized gain (loss) on investments         (266,089)               42,108

Net unrealized appreciation (depreciation)
   on investments                                 51,148               (52,529)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (231,099)              (44,751)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                   (10,179)                   --

Class B shares                                    (8,301)                   --

Class C shares                                    (8,154)                   --

Class R shares                                    (8,856)                   --

Class T shares                                    (8,064)                   --

TOTAL DIVIDENDS                                  (43,554)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                     14,416           1,871,722

Class B shares                                     32,000             417,399

Class C shares                                         73             417,710

Class R shares                                         --             450,000

Class T shares                                         --             400,000

Dividends reinvested:

Class A shares                                      9,486                --

Class B shares                                      8,253                --

Class C shares                                      8,081                --

Class R shares                                      8,856                --

Class T shares                                      8,064                --

(A)  FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                   (13,428)          (1,355,723)

Class B shares                                   (30,493)              (4,919)

Class C shares                                      (835)             (13,269)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                44,473            2,182,920

TOTAL INCREASE (DECREASE) IN NET ASSETS         (230,180)           2,138,169
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             2,138,169                  --

END OF PERIOD                                   1,907,989            2,138,169

(A)  FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                         1,405             142,815

Shares issued for dividends reinvested                800  --

Shares redeemed                                    (1,164)           (101,766)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,041              41,049
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                         2,935              33,305

Shares issued for dividends reinvested                701  --

Shares redeemed                                    (2,738)               (364)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         898              32,941
--------------------------------------------------------------------------------

CLASS C

Shares sold                                             6              33,257

Shares issued for dividends reinvested                687                 --

Shares redeemed                                       (88)               (900)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         605              32,357
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --              35,143

Shares issued for dividends reinvested                745                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         745              35,143
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --              32,000

Shares issued for dividends reinvested                682  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         682              32,000

(A)  FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 130 CLASS B SHARES REPRESENTING $1,817 WERE AUTOMATICALLY CONVERTED TO 130 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                           April 30, 2001            Year Ended
CLASS A SHARES                                (Unaudited)    October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.35              12.50

Investment Operations:

Investment (loss)                                    (.08)(b)           (.17)(b)

Net realized and unrealized gain (loss)
   on investments                                   (1.23)               .02

Total from Investment Operations                    (1.31)              (.15)

Distributions:

Dividends from net realized gain
   on investments                                    (.25)               --

Net asset value, end of period                      10.79              12.35
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (10.85)(d)          (1.12)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.13(d)            2.00(d)

Ratio of net investment (loss)
   to average net assets                             (.72)(d)          (1.24)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                            1.58(d)           5.48(d)

Portfolio Turnover Rate                             144.22(d)         327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  454                507

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                           April 30, 2001            Year Ended
CLASS B SHARES                                (Unaudited)    October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.27              12.50

Investment Operations:

Investment (loss)                                   (.12)(b)            (.26)(b)

Net realized and unrealized gain (loss)
   on investments                                  (1.22)                .03

Total from Investment Operations                   (1.34)               (.23)

Distributions:

Dividends from net realized gain
   on investments                                   (.25)                 --

Net asset value, end of period                     10.68               12.27
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                              (11.09)(d)           (1.84)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             1.49(d)            2.64(d)

Ratio of net investment (loss)
   to average net assets                           (1.08)(d)          (1.88)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                          1.58(d)            5.59(d)

Portfolio Turnover Rate                           144.22(d)          327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                361                  404

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001            Year Ended
CLASS C SHARES                                (Unaudited)    October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.27              12.50

Investment Operations:

Investment (loss)                                    (.12)(b)           (.26)(b)

Net realized and unrealized gain (loss)
   on investments                                   (1.22)               .03

Total from Investment Operations                    (1.34)              (.23)

Distributions:

Dividends from net realized gain
   on investments                                    (.25)                --

Net asset value, end of period                      10.68               12.27
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (11.09)(d)          (1.84)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.48(d)            2.64(d)

Ratio of net investment (loss)
   to average net assets                            (1.08)(d)          (1.88)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                           1.58(d)            5.58(d)

Portfolio Turnover Rate                            144.22(d)          327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 352                  397

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                           April 30, 2001           Year Ended
CLASS R SHARES                                (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.38              12.50

Investment Operations:

Investment (loss)                                    (.06)(b)           (.14)(b)

Net realized and unrealized gain (loss)
   on investments                                   (1.24)               .02

Total from Investment Operations                    (1.30)              (.12)

Distributions:

Dividends from net realized gain
   on investments                                    (.25)               --

Net asset value, end of period                      10.83              12.38
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (10.67)(c)           (.96)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .99(c)             1.75(c)

Ratio of net investment (loss)
   to average net assets                            (.58)(c)            (.99)(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                          1.58(c)             5.56(c)

Portfolio Turnover Rate                           144.22(c)           327.77(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                389                   435

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001          Year Ended
CLASS T SHARES                                (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.33              12.50

Investment Operations:

Investment (loss)                                    (.09)(b)           (.19)(b)

Net realized and unrealized gain (loss)
   on investments                                   (1.23)               .02

Total from Investment Operations                    (1.32)              (.17)

Distributions:

Dividends from net realized gain
   on investments                                    (.25)                --

Net asset value, end of period                      10.76              12.33
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (10.87)(d)          (1.36)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.23(d)            2.18(d)

Ratio of net investment (loss)
   to average net assets                             (.83)(d)          (1.42)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                           1.58(d)            5.57(d)

Portfolio Turnover Rate                               144.22(d)       327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    352               395

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon, N.A.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As of April 30, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

                Class A       32,680           Class R          32,678

                Class B       32,685           Class T          32,682

                Class C       32,685

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $744 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2000 through October 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder services plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $30,134 during the period ended April 30, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the
average    daily    net    assets    of    Class    B   and   Class   C   share
and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $1,347, $1,320 and $438, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $558, $449, $440 and $438, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $175 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2001, amounted to $2,664,337 and $2,668,468, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2001:


                                                              Foreign
                                                             Currency                                            Unrealized
Forward Currency Exchange Contracts                           Amounts       Proceeds ($)       Value ($)      Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Japanese Yen,
    expiring 6/15/2001                                    89,837,000           739,257          730,114             9,143


(b) At April 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $1,297, consisting of $118,895 gross unrealized appreciation and $120,192 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

                      For More Information

                        Dreyfus Premier Japan Fund
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  296SA0401